EXHIBIT 10.2

                      NORTH ATLANTIC HOLDING COMPANY, INC.
                           2006 EQUITY INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

           THIS RESTRICTED STOCK AWARD AGREEMENT is made and entered into as of _________, _____ by and between North Atlantic Holding Company, Inc. a Delaware corporation ("Company"), and _________ ("Grantee") pursuant to the terms and conditions of the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan ("Plan").

SECTION 1. GRANT OF RESTRICTED STOCK AWARD.

(a) RESTRICTED STOCK AWARD. On the terms and conditions set forth in this Agreement, the Company hereby grants the Grantee xxx Shares ("Granted Shares"), of which:

                40%  Shares are designated "Time Shares"
                40% Shares are designated "EBITDAR Performance Shares" 20% Shares are designated "Debt Performance Shares"

(b) NO PURCHASE PRICE. In lieu of a purchase price, this award is made in consideration of Service previously rendered by the Grantee to the Company or its Subsidiaries.

(c) SURRENDER AND CANCELLATION OF PREVIOUSLY GRANTED STOCK OPTIONS. AS A CONDITION OF THIS AWARD, THE GRANTEE HEREBY SURRENDERS ANY AND ALL PREVIOUSLY GRANTED STOCK OPTIONS (VESTED OR OTHERWISE), INCLUDING ANY OPTIONS GRANTED UNDER THE NORTH ATLANTIC TRADING COMPANY, INC. 2002 SHARE INCENTIVE PLAN AND 1997 SHARE INCENTIVE PLAN OF NORTH ATLANTIC TRADING COMPANY, INC., AS SET FORTH IN EXHIBIT A TO THIS AGREEMENT, AND THE GRANTEE ACKNOWLEDGES AND AGREES THAT SUCH STOCK OPTIONS SHALL BE IMMEDIATELY CANCELLED AS OF THE DATE HEREOF WITHOUT ANY FURTHER CONSIDERATION.

(d) PLAN AND DEFINED TERMS. This award is granted under and subject to the terms of the Plan, which is incorporated herein by reference. If there is any inconsistency between the terms of the Plan and the terms of this Agreement, the Plan's terms shall supersede and replace the conflicting terms of this Agreement. Capitalized terms are defined in Section 10 of this Agreement.

SECTION 2. ISSUANCE OF GRANTED SHARES

(a) STOCK CERTIFICATES. The Company shall cause to be issued a certificate or certificates for the Granted Shares representing this award, registered in the name of the Grantee (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

(b) STOCKHOLDER RIGHTS. Until such time as the Company reacquires the Granted Shares or the Granted Shares are forfeited, the Grantee (or any successor in interest) shall have all the rights of a stockholder (including, without limitation, voting, dividend and liquidation rights) with respect to the Granted Shares, subject, however, to the restrictions of this Agreement and the Stockholders' Agreement.


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(c) ESCROW. For so long as Granted Shares are not vested, the Company shall cause such certificate or certificates to be deposited in escrow. The Grantee shall deliver to the Company a duly-executed blank Stock Power (in the form attached hereto as Exhibit C). All regular cash dividends paid on Granted Shares held in escrow shall be paid directly to the Grantee and shall not be held in escrow. Granted Shares together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for reacquisition under the forfeiture provision set forth in Section 6 of this Agreement or (ii) released to the Grantee upon the Grantee's request to the extent the Granted Shares are not Restricted Shares (but not more frequently than once every six
(6) months). In any event, all Granted Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within sixty (60) days upon the date the Grantee's Service terminates.

(d) SECTION 83(B) ELECTION. Section 83 of the Code provides that the Grantee is not subject to federal income tax until the Granted Shares are vested. If the Grantee chooses, the Grantee may make an election under Section 83(b) of the Code, which would cause the Grantee to recognize income in the amount of the excess (if any) of the Fair Market Value of this award (determined as of the date of this award) over the Purchase Price (if any). A Section 83(b) election must be filed with the Internal Revenue Service within thirty (30) days after the date of this award - even if no tax is due because the Fair Market Value of the Restricted Shares on the date of this award equals the Purchase Price paid or equals $0. THE FORM FOR MAKING A SECTION 83(B) ELECTION IS ATTACHED AS EXHIBIT D. THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY TO TIMELY FILE THE SECTION 83(B) ELECTION AND THAT FAILURE TO FILE A SECTION 83(B) ELECTION WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME WHEN THE SHARES ARE VESTED.

(e) WITHHOLDING REQUIREMENTS. The Company may withhold any tax (or other governmental obligation) as a result of the grant of this award and/or the filing of a Section 83(b) election as a condition to the grant of this award, and the Grantee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements.

(f) STOCKHOLDERS' AGREEMENT. The Grantee agrees to be bound by all of the provisions, terms and conditions of the Stockholders' Agreement and shall become a "Management Stockholder" thereunder. The Grantee further agrees to execute and deliver an amendment to the Stockholders' Agreement or such other instruments as the Company may reasonably request to evidence the Grantee becoming a "Management Stockholder" party to the Stockholders' Agreement.

SECTION 3. VESTING

(a) TIME SHARES. Time Shares shall vest as set forth in the following schedule, provided that the Grantee remains in continuous Service through each vesting date:

      Vesting Date               Incremental Percentage Vested of Time Shares
      -----------------------------------------------------------------------
      ____________ ___, ______                      __%
      ____________ ___, ______                      __%
      ____________ ___, ______                      __%
      ____________ ___, ______                      __%


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(b) PERFORMANCE SHARES. Performance Shares shall vest based on the Company's annual performance measured in terms of achievement of EBITDAR and management of Debt. Exhibit B to this Agreement specifies the Company's performance goals for calendar years ______ through ______ (each, a "Performance Year") of (i) the target EBITDAR ("EBITDAR Target") and minimum EBITDAR ("EBITDAR Floor") with respect to EBITDAR and (ii) the target Debt ("Debt Target") and the maximum Debt ("Debt Ceiling") with respect to Debt. EBITDAR Performance Shares and Debt Performance Shares (collectively, "Performance Shares") shall vest based on achievement of EBITDAR and management of Debt, respectively, for each Performance Year, with twenty-five percent (25%) of such Performance Shares vesting for achievement at the applicable Target, and a pro rata amount (0-25%) of such Performance Shares vesting for achievement between (i) the EBITDAR Floor and/or Debt Ceiling and (ii) the applicable Target, as set forth in Annex I and the following schedule, provided that the Grantee remains in continuous Service through each vesting date:


                                                  Incremental Percentage Vested of Performance Shares
   Calendar Year             Vesting Date          At Target            Above EBITDAR Floor/Below Debt Ceiling
 -------------------------------------------------------------------------------------------------------------
      ----                   -------------             25%                      pro rata portion
      ----                   -------------             25%                      pro rata portion
      ----                   -------------             25%                      pro rata portion
      ----                   -------------             25%                      pro rata portion

           (i) Calculation of Percentage of Vested Performance Shares. At all times, vesting of EBITDAR Performance Shares under the EBITDAR performance goal and vesting of Debt Performance Shares under the Debt performance goal shall be calculated independently of each other.

           (ii) Adjustments. The EBITDAR Target, EBITDAR Floor, Debt Target and Debt Ceiling for each calendar year will be subject to annual review by the Board of Directors for adjustment during future annual budget-approval processes and time frames. In addition, the EBITDAR Target, EBITDAR Floor, Debt Target and Debt Ceiling will be adjusted to reflect acquisitions and dispositions as mutually agreed upon by the Board of Directors and Chief Executive Officer of the Company.

           (iii) Achievement Between EBITDAR Floor/Debt Ceiling and EBITDAR/Debt Target. In the event that, for any Performance Year, (i) achievement of EBITDAR is above the EBITDAR Floor but below the EBITDAR Target and/or (ii) amount of Debt is above the Debt Target but below the Debt Ceiling, in each case, for such Performance Year, a pro rata portion of the applicable Performance Shares otherwise scheduled to vest if achievement were at the applicable Target for such Performance Year, shall vest as calculated as follows (subject to any Carry-Back as described in paragraph (v) below):

           Number of Performance Shares (EBITDAR or Debt) * 0.25 * Multiple

                (A) With respect to EBITDAR , the Multiple is a fraction, (i) the numerator of which is the amount by which EBITDAR exceeds the EBITDAR Floor for the applicable Performance Year and (ii) the denominator of which is the amount by which the EBITDAR Target exceeds the EBITDAR Floor for the applicable Performance Year.


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                (B) With respect to Debt, the Multiple is a fraction, (i) the numerator of which is the amount by which the Debt Ceiling exceeds the Debt for the applicable Performance Year and (ii) the denominator of which is the amount by which the Debt Ceiling exceeds the Debt Target for the applicable Performance Year.

           (iv) Achievement At or Below EBITDAR Floor/At or Above Debt Ceiling. For any Performance Year, (i) no EBITDAR Performance Shares will vest if EBITDAR is at or below the EBITDAR Floor and (ii) no Debt Performance Shares will vest if Debt is at or above the Debt Ceiling, in each case, with respect to such Performance Year (subject to any Carry-Back as described in paragraph (v) below).

           (v) Carry-Backs.

                (A) In the event that achievement of EBITDAR for any Performance Year exceeds the EBITDAR Target for such Performance Year, the amount of such excess ("EBITDAR Carry-Back") shall be applied to the first Performance Year in which achievement was at or below the applicable EBITDAR Target up to an amount that equals the applicable EBITDAR Target. Any remaining balance of the EBITDAR Carry-Back shall then be applied to the next, subsequent Performance Year(s) in which achievement was at or below the applicable EBITDAR Target in the manner described in the preceding sentence.

                (B) In the event that the amount of Debt for any Performance Year is less than the Debt Target for such Performance Year, the amount by which the Debt Target exceeds the Debt ("Debt Carry-Back") shall be applied to the first Performance Year in which the amount of Debt was at or above the applicable Debt Target up to an amount that equals the applicable Debt Target. Any remaining balance of the Debt Carry-Back shall then be applied to the next, subsequent Performance Year(s) in which the amount of Debt was at or above the applicable Debt Target in the manner described in the preceding sentence.

                (C) Accordingly, on the vesting date applicable to the Performance Year in which the achievement of EBITDAR and/or amount of Debt results in an EBITDAR Carry-Back and/or Debt Carry-Back, respectively, the Grantee shall be eligible to receive the Performance Shares that otherwise would have vested in any prior Performance Year after taking into account the application of any Carry-Back. Notwithstanding anything to the contrary, in the event that the Grantee's Service is terminated for any reason, the Grantee shall not be eligible to receive additional vested Performance Shares as a result of any Carry-Back pursuant to this paragraph (v) after the date of such termination.

SECTION 4. TERMINATION OF SERVICE

(a) TERMINATION BY COMPANY WITHOUT CAUSE; RESIGNATION BY GRANTEE FOR GOOD REASON; DEATH; DISABILITY. In the event that a Grantee's Service is terminated by the Company without Cause, by the Grantee for Good Reason, or as a result of the Grantee's death or Disability, (i) all Vested Shares held by the Grantee as of the date of such termination shall remain outstanding and (ii) all Restricted Shares held by the Grantee as of the date of such termination shall be immediately forfeited and cancelled in accordance with Section 6 of this Agreement.


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
(b) TERMINATION BY COMPANY FOR CAUSE. In the event that a Grantee's Service is terminated by the Company for Cause, all Granted Shares, whether vested or unvested, held by the Grantee shall be immediately forfeited and cancelled in accordance with Section 6 of this Agreement.

(c) VOLUNTARY RESIGNATION. In the event a Grantee's Service is terminated by the Grantee for any reason other than for Good Reason, (i) fifty percent (50%) of all Vested Shares held by the Grantee as of the date of such termination shall remain outstanding and (ii) all Restricted Shares and the remaining fifty percent (50%) of Vested Shares held by the Grantee as of the date of such termination shall be immediately forfeited and cancelled in accordance with
Section 6 of this Agreement.

(d) BOLLORE RESTRICTIONS; COMPETITIVE ACTIVITY.

           (i) In the event a Grantee engages in any Bollore Restrictions at any time following the termination of a Grantee's Service (other than a termination of the Grantee's Service by the Company without Cause), any and all Vested Shares held by the Grantee shall be immediately forfeited and cancelled in accordance with Section 6 of this Agreement.

           (ii) In the event a Grantee engages in any Competitive Activity within the twelve- month period following the termination of a Grantee's Service (other than a termination of the Grantee's Service by the Company without Cause), any and all Vested Shares held by the Grantee shall be immediately forfeited and cancelled in accordance with Section 6 of this Agreement.

SECTION 5. CHANGE OF CONTROL

Notwithstanding anything herein to the contrary, upon the occurrence of a Change of Control:

(a) All Restricted Shares held by a Grantee shall no longer be subject to the vesting schedules set forth in Section 3 of this Agreement, but shall become subject to a one-year vesting provision whereby such Restricted Shares shall vest on the first anniversary of the Change of Control, provided that the Grantee remains in continuous Service on such date.

(b) In the event that a Grantee's Service is terminated by the Company without Cause (other than as a result of death or Disability) or by the Grantee for Good Reason, in each case within one (1) year following the Change of Control, all Restricted Shares held by the Grantee shall immediately vest and become nonforfeitable on the date of such termination.

Subject to the provisions of this Section 5, the Grantee shall be entitled to such consideration in respect of the outstanding Shares subject to this award on the same terms and conditions as that provided to all other stockholders of the Company as a result of the Change of Control. In the event that all or any portion of such consideration is paid in cash, the Grantee shall be entitled to a cash lump sum amount payable by the Company (or the surviving entity) upon the earlier of the vesting dates referred to in Section 5(a) and Section 5(b) above. Such cash amount shall be equal to (i) the product of (A) the cash consideration


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per Share and (B) the number of outstanding Shares subject to this award held by the Grantee on the date of the Change of Control, plus (ii) monthly interest on the amount determined in clause (i) from the date of the Change of Control date through the payment date at a rate equal to the prime rate as published in The Wall Street Journal at the last business day of each calendar month during such period. The Company (or the surviving entity) shall cause any such cash amount (and any interest thereon) payable to the Grantee in respect of the outstanding Shares subject to this award to be deposited in escrow until the applicable vesting date.

SECTION 6. FORFEITURE PROVISION.

The Company shall have the right to reacquire the Granted Shares and the Grantee will be deemed to have transferred the Granted Shares to the Company in the event:

(a) the Grantee holds any Restricted Shares when his or her Service is terminated (subject to the provisions of Section 5(b) of this Agreement);

(b) the Grantee holds any Vested Shares that are immediately forfeited and cancelled when his or her Service is terminated pursuant to Section 4(b) or 4(c) of this Agreement; or

(c) the Grantee holds any Vested Shares that are immediately forfeited and cancelled when he or she engages in Bollore Restrictions or Competitive Activity pursuant to Section 4(d) of this Agreement.

The Company shall reacquire the Granted Shares pursuant to this forfeiture provision effective on the date the Grantee's Service terminates or the date the Company has actual knowledge that the Grantee has engaged in Bollore Restrictions or Competitive Activity. From and after such time, the person from whom the Granted Shares are to be acquired shall no longer have any rights as a holder of the Granted Shares and such Granted Shares shall be deemed to have been reacquired by and transferred to the Company. Once a forfeiture is effected, this award shall be cancelled with respect to the forfeited Shares and the Company shall have no further obligation with respect thereto.

SECTION 7. SECURITIES LAW ISSUES.

(a) SECURITIES NOT REGISTERED. The Granted Shares have not been registered under the Securities Act and are being issued to the Grantee in reliance upon either
(i) the exemption from such registration provided by Rule 701 promulgated under either the Securities Act for stock issuances under compensatory benefit plans such as the Plan or (ii) the exemption for grants made to executive officers of the Company (or of its Parent or Subsidiary) under Section 4(2) of the Securities Act and Regulation D of the Securities and Exchange Commission ("Regulation D").

(b) GRANTEE REPRESENTATIONS. The Grantee hereby confirms that he or she has been informed that the Granted Shares are restricted securities under the Securities Act and that the Granted Shares may not be resold or transferred unless they are first registered under the Securities Act or unless an exemption from such registration is available. Accordingly, the Grantee hereby represents and acknowledges as follows:


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
           (i) The Granted Shares are being acquired for investment, and not with a view to sale or distribution thereof.

           (ii) The Grantee is prepared to hold the Granted Shares for an indefinite period and the Grantee is aware that Rule 144 promulgated under the 1933 Act, which exempts certain resales of securities, is not presently available to exempt the resale of the Granted Shares from the registration requirements of the Securities Act.

           (iii) If the Grantee is an executive officer of the Company (or of a Parent or Subsidiary), the Grantee further acknowledges that he or she is an "accredited investor" within the meaning of Rule 501(e) of Regulation D by virtue of the Grantee's employment position.

(c) NO REGISTRATION RIGHTS. The Company may, but shall not be obligated to register or qualify this award of the Granted Shares to the Grantee under the Securities Act or any other applicable law. The Company shall not be obligated to take affirmative action to cause this award of the Granted Shares to the Grantee to comply with any law.

(d) TRANSFEREE OBLIGATIONS. Each person (other than the Company) to whom the Granted Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Granted Shares are subject to (i) the forfeiture provision in Section 6 of this Agreement, (ii) the Stockholders' Agreement, (iii) the Indenture, (iv) applicable credit agreements and (v) applicable law, in each case to the same extent such Granted Shares would be so subject if retained by the Grantee.

(e) PERMITTED TRANSFERS. A "Permitted Transfer" shall mean: (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Grantee's spouse, children or grandchildren (or their issue) or to a trust established by the Grantee for the benefit of the Grantee or the Grantee's spouse, children or grandchildren (or their issue), provided in either case that the transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Grantee transfers any Shares acquired under this Agreement, then such rights shall be applicable to the transferee to the same extent as to the Grantee.

(f) LEGENDS. All certificates evidencing Granted Shares shall bear the following legends:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN REPURCHASE RIGHTS. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."


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     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
     SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

(g) REMOVAL OF LEGENDS. If, in the opinion of the Company, any legend placed on a stock certificate representing Granted Shares is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares but without such legend.

(h) ADDITIONAL RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

(i) GRANTEE UNDERTAKING. The Grantee agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either the Grantee or upon the Restricted Shares pursuant to the provisions of this Agreement.

(j) ADMINISTRATION. Any determination by the Company in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on the Grantee and all other persons.

SECTION 8. ADJUSTMENT OF SHARES.

           In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Shares, a combination or consolidation of the outstanding Shares into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the terms of this award (including, without limitation, the number and kind of Shares subject to this award and the Purchase Price) may be adjusted as set forth in Section 10 of the Plan. In the event that the Company is a party to a merger or consolidation, this award shall be subject to the agreement of merger or consolidation, as provided in Section 10 of the Plan.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) NO RETENTION RIGHTS. Nothing in this award or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.


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(b) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

(c) ENTIRE AGREEMENT. This Agreement, together with the Plan and the Stockholders' Agreement, constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(d) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(e) ASSIGNMENT. The Company may assign its rights under this Agreement to any person or entity selected by the Board of Directors, including, without limitation, one or more stockholders of the Company.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Grantee, the Grantee's assigns and the legal representatives, heirs and legatees of the Grantee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 10. DEFINITIONS.

(a) "AGREEMENT" shall mean this Restricted Stock Award Agreement.

(b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "BOLLORE RESTRICTIONS" shall mean the restrictions described in Section 1.1 of the Stockholders' Agreement (or any successor section thereto).

(d) "CARRY-BACK" shall mean EBITDAR Carry-Back and/or Debt Carry-Back, as the context requires.

(e) "CAUSE," with respect to a Grantee, shall mean (unless another definition is provided in the employment agreement between the Company or, if applicable, the Subsidiary, and the Grantee, in which case such definition shall govern, or otherwise agreed to in writing by the Board of Directors and the Grantee):

     (i)  conviction of, or plea of guilty or nolo contendere to, a felony;


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     (ii) a willful and intentional breach of any covenants contained in this
          Agreement by the Grantee; or

     (iii) gross negligence or willful misconduct in the performance of the participant's duties with the Company and its Subsidiaries.

No act, or failure to act, shall be considered "willful" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company. No termination for Cause shall be effective with respect to a participant who is a Senior Officer unless made by a majority of the Board of Directors, at a meeting of the Board of Directors, held for such purpose, where the Grantee and his or her counsel had on opportunity, on at least fifteen (15) days' notice, to be heard before the Board of Directors.

(f) "CHANGE OF CONTROL" shall mean the first to occur of any of the following events:

     (i) Any person or group of related persons (other than the Management Group) for purposes of Section 13(d) of the Exchange Act, becomes the beneficial owner of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company. "Management Group" shall mean Thomas F. Helms, Jr., David I. Brunson and other members of senior management of the Company on the date of the Indenture.

     (ii) A majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors of the Company, as the case may be. "Continuing Director" shall mean, as of the date of determination, any person who (1) was a member of the Board of Directors on the date of the Indenture or (2) was nominated for election or elected to the Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

     (iii) The consummation of any sale, lease, exchange or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(g) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(h) "COMPANY" shall mean North Atlantic Holding Company, Inc., a Delaware corporation, and its successors and assigns.

(i) "COMPETITIVE ACTIVITY," with respect to a Grantee, shall mean any of the following undertaken without the prior written consent of the Board of
Directors:


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     (i)  soliciting or counseling, personally or by or on behalf of any person, firm or corporation, the employment of any employee of the Company or a Subsidiary, or requesting, inducing or attempting to influence any employee of the Company or a Subsidiary to terminate his or her employment with Company or a Subsidiary; or

     (ii) directly or indirectly (A) requesting, inducing or attempting to influence any supplier of goods or services to the Company or a Subsidiary to curtail or cancel any business it transacts with the Company or a Subsidiary; (B) requesting, inducing or attempting to influence any customer of Company or a Subsidiary to curtail or cancel any business it may transact with the Company or a Subsidiary; or (C) engaging in any business (whether as an officer, director, partner, employee, consultant or equity owner) that the Company or a Subsidiary is engaged in as of the date of termination of the Grantee's Service.

Notwithstanding the foregoing, "Competitive Activity" shall not include owning (as a "beneficial owner" as such term is defined in the Exchange Act) two percent (2%) or less of any class of equity securities of a company that is engaged in a business in which the Company or a Subsidiary is engaged, provided that such class of equity securities is listed on a national securities exchange or actively traded in the over-the-counter market and that the Grantee does not serve as an officer, director, partner, employee or consultant of such company.

(j) "CONSULTANT" shall mean a person who performs bona fide services for the Company or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(k) "DEBT CARRY-BACK" shall have the meaning ascribed to such term in Section 3(b)(v)(B) of this Agreement.

(l) "DEBT CEILING" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

(m) "DEBT PERFORMANCE SHARES" shall have the meaning ascribed to such term in
Section 1(a) of this Agreement.

(n) "DEBT TARGET" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

(o) "DIRECTOR" shall mean a member of the Board of Directors or the board of directors of a Subsidiary who is not an Employee.

(p) "DISABILITY" shall mean with respect to a participant, (i) "disability" as defined in any employment agreement between the between the participant and the Company (or, if applicable, the Subsidiary employing the participant) or (ii) if the participant is not a party to an employment agreement or "disability" is not defined therein, the participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, as determined by the Board of Directors in its sole discretion.

(q) "EBITDAR" shall have the meaning ascribed to "Consolidated EBITDAR" as set forth in the Financing Agreement.

(r) "EBITDAR Carry-Back" shall have the meaning ascribed to such term in Section 3(b)(v)(A) of this Agreement.

(s) "EBITDAR Floor" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

(t) "EBITDAR Performance Shares" shall have the meaning ascribed to such term in
Section 1(a) of this Agreement.

(u) "EBITDAR Target" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

(v) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company or a Subsidiary.

(w) "FAIR MARKET VALUE" of a Share as of a given date shall be:

           (i) If the Shares are listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

           (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the last market trading day prior to the day of determination; or

           (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board of Directors, in accordance with the principles set forth in Section 409A of the Code. Such determination shall be conclusive and binding on all persons.

(x) "FINANCING AGREEMENT" shall mean that certain Financing Agreement, dated as of June 16, 2005, by and among North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., RBJ Sales, Inc., Fred Stoker & Sons, Inc. and Stoker, Inc., as Borrowers, North Atlantic Holding Company , Inc., as Guarantor, the Financial Institutions from time to time party thereto, as lenders, and Fortress Credit Corp., as Agent, as may be amended from time to time.

(y) "GOOD REASON," with respect to a Grantee, shall mean (unless another definition is provided in the employment agreement between the Company or, if applicable, the Subsidiary, and the Grantee, in which case such definition shall govern, or otherwise agreed to in writing by the Board of Directors and the Grantee), the termination by the Grantee of his or her Service within ninety
(90) days following the Grantee's actual knowledge of the occurrence, without the Grantee's written consent, of any of the following events:

           (i) any change in the duties or responsibilities of the Grantee that is inconsistent in any material and adverse respect with the Grantee's position(s), duties, responsibilities or status with the Company (including any material and adverse diminution of such duties or responsibilities), or a material and adverse change in the Grantee's titles or offices with the Company (including, if applicable, membership on the Board of Directors) or reporting obligations (other than to the Board of Directors);

           (ii) a reduction in the Grantee's then current base salary or bonus opportunity;

           (iii) the relocation of the Grantee's office to a location more than twenty-five (25) miles from its then current location; or

           (iv) the failure of the Company to continue in effect any material employee benefit plan, compensation plan, welfare benefit plan or fringe benefit plan in which the Grantee is then participating.

Notwithstanding the foregoing, "Good Reason" shall include the termination by the Grantee of his or her Service for any reason beyond the Grantee's control (such as family death, family disability or family illness) with written consent of the Chief Executive Officer, unless the Grantee is the Chief Executive Officer, in which case, with the written consent of Board of Directors.

(z) "GRANTED SHARES" shall have the meaning ascribed to such term in Section 1(a) of this Agreement.

(aa) "GRANTEE" shall mean the person named herein.

(bb) "INDENTURE" shall mean that certain Indenture, dated as of February 17, 2004, between the Company and Wells Fargo Bank Minnesota, National Association, as may be amended from time to time.

(cc) "PERFORMANCE SHARE" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

(dd) "PERFORMANCE YEAR" shall have the meaning ascribed to such term in Section 3(b) of this Agreement.

(ee) "PERMITTED TRANSFER" shall have the meaning ascribed to such term in
Section 7(e) of this Agreement.

(ff) "PLAN" shall mean the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, as may be amended from time to time.

(gg) "PURCHASE PRICE" shall mean the price, if any, paid by the Grantee for the Granted Shares.

(hh) "REGULATION D" shall have the meaning ascribed to such term in Section 7(a) of this Agreement.

(ii) "RESTRICTED SHARE" shall mean a Granted Share that is not vested.

(jj) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

(kk) "SENIOR OFFICERS" shall mean the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and General Counsel of the Company or any of its Subsidiaries, and such other persons as the Board of Directors shall determine in its sole discretion.

(ll) "SERVICE" shall mean service as an Employee, Director or Consultant. For any purpose under this Agreement, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(mm) "SHARE" shall mean one share of common stock of the Company, with a par value of $0.01 per share, as adjusted in accordance with Section 10 of the Plan.

(nn) "STOCKHOLDERS' AGREEMENT" shall mean that certain Amended and Restated Exchange and Stockholders' Agreement, dated as of February 9, 2004, by and among the Company, North Atlantic Trading Company, Inc. and the stockholders named therein, as may be amended from time to time.

(oo) "SUBSIDIARY" shall have the meaning ascribed to such term in the Indenture.

(pp) "TARGET" shall mean EBITDAR Target and/or Debt Target, as the context requires.

(qq) "TIME SHARES" shall have the meaning ascribed to such term in Section 1(a) of this Agreement.

(rr) "VESTED SHARE" shall mean a Granted Share that is vested.

By signing below, the Grantee accepts this award, and acknowledges and agrees that this award is granted under and governed by the terms and conditions of the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan and the Restricted Stock Award Agreement.



GRANTEE:                                   NORTH ATLANTIC HOLDING COMPANY, INC.


--------------------------                 By:
                                                 -------------------------------


                                            Title:
                                                   -----------------------------

                                    EXHIBIT A

                            SURRENDERED STOCK OPTIONS

[List of Grantee's surrendered stock options]

                                    EXHIBIT B

                                PERFORMANCE GOALS


  ----------------------------------- ------------------- ------------------- ------------------- -------------------
               EBITDAR                     [Year]             [Year]              [Year]             [Year]
  ----------------------------------- ------------------- ------------------- ------------------- -------------------
            EBITDAR Target
  ----------------------------------- ------------------- ------------------- ------------------- -------------------
            EBITDAR Floor
  ----------------------------------- ------------------- ------------------- ------------------- -------------------


  ---------------------------------- -------------------- ------------------- ------------------- -------------------
                DEBT                       [Year]              [Year]              [Year]             [Year]
  ---------------------------------- -------------------- ------------------- ------------------- -------------------

            Debt Ceiling
  ---------------------------------- -------------------- ------------------- ------------------- -------------------

             Debt Target
  ---------------------------------- -------------------- ------------------- ------------------- -------------------

                                    EXHIBIT C

                                   STOCK POWER

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto North Atlantic Holding Company, Inc. (the "Company"), _________________ (_____) shares of the common stock, par value $0.01 per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and do(es) hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.

Dated:  __________________          Signature: _________________________________

                                    Print Name and Mailing Address
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________


INSTRUCTIONS:       Please do not fill in any blanks other than the signature
                    line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise its right to forfeit the Shares without requiring additional signatures on your part.

                                    EXHIBIT D

                             SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

         Name:                   ___________________________

         Address:                ___________________________

                                 ___________________________

         Social Security Number:
                                 ____________________________

(2) The property with respect to which the election is being made is _________ shares of the common stock, par value $0.01 per share, of North Atlantic Holding Company, Inc.

(3)  The property was issued on _________________.

(4)  The taxable year in which the election is being made is the calendar year
     ___________.

(5) The property is subject to a substantial risk of forfeiture to which the issuer has the right to acquire the property at the lower of fair market value or the original purchase price, at any time prior to the vesting date. The issuer's right to reacquire the property lapses in a series of installments over a _____________-year period ending on ____________________, 200__.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(7)  The amount paid for such property is $__________ per share.

(8) A copy of this statement was furnished to North Atlantic Holding Company, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed on __________________________________.


______________________________            _____________________________________
Spouse (if any)                           Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Restricted Stock Agreement. This filing should be made by registered or certified mail, return receipt requested. You should retain two (2) copies of the completed form for filing with your Federal and state tax returns for the current tax year and an additional copy for your records.